Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure
Income Taxes

Note 42 – Income taxes

The components of income tax (benefit) expense for the years ended December 31, are summarized in the following table.

(In thousands)	2015	2014	2013
Current income tax expense:
Puerto Rico	$16,675	$7,814	$27,118
Federal and States	7,281	6,953	10,309
Subtotal	23,956	14,767	37,427
Deferred income tax expense (benefit):
Puerto Rico	63,808	12,569	(90,796)
Federal and States	(582,936)	2,861	(491)
Valuation allowance - Initial recognition	-	8,034	-
Adjustment for enacted changes in income tax laws	-	20,048	(197,467)
Subtotal	(519,128)	43,512	(288,754)
Total income tax expense (benefit)	$(495,172)	$58,279	$(251,327)

The reasons for the difference between the income tax (benefit) expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:

	2015		2014		2013
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$155,542	39%	$(51,570)	39%	135,720	39%
Benefit of net tax exempt interest income	(51,812)	(13)	(55,862)	43	(36,993)	(11)
Effect of income subject to preferential
tax rate [1]	(10,010)	(3)	(21,909)	18	(137,793)	(40)
Deferred tax asset valuation allowance	(586,159)	(147)	(4,281)	3	(32,990)	(9)
Non-deductible expenses [2]	-	-	178,219	(135)	32,115	9
Difference in tax rates due to multiple
jurisdictions	(11,244)	(3)	(14,178)	10	(12,029)	(3)
Initial adjustment in deferred tax due to
change in tax rate	-	-	20,048	(16)	(197,467)	(57)
Unrecognized tax benefits	-	-	(3,601)	3	(7,727)	(2)
Others	8,511	2	11,413	(9)	5,837	2
Income tax (benefit) expense	$(495,172)	(125)%	$58,279	(44)%	$(251,327)	(72)%

[1] Includes the impact of the Closing Agreement with the P.R. Treasury signed in June 2014.

[2] For the year ended December 31, 2014, includes approximately $161.5 million of amortization of the discount and deferred cost associated with the TARP funds, which are not deductible.

The results for the year ended December 31, 2015, reflect a tax benefit of $589.0 million as a result of the partial reversal of the valuation allowance on the Corporation’s deferred tax asset from the U.S. operation as further explain below.

During the year ended December 31, 2014 the Corporation recognized an income tax expense of $20.0 million mainly related to the deferred tax liability associated with the portfolio acquired from Westernbank, as a result of the increase in the income tax for capital gains from 15% to 20%. Additionally, during the second quarter of 2014 the Corporation entered into a Closing Agreement with the Puerto Rico Department of the Treasury. The Agreement, among other matters, was related to the income tax treatment of certain charge-offs related to the loans acquired from Westernbank as part of the FDIC assisted transaction in the year 2010. As a result of the Agreement, the Corporation recorded a tax benefit of $23.4 million due to a reduction in the deferred tax liability associated with Westernbank loan portfolio.

The results for the year ended December 31, 2013 reflect a tax benefit of $197.5 million and a corresponding increase in the net deferred tax asset of the Puerto Rico operations as a result of the increase in the statutory corporate income tax rate from 30% to 39% introduced as part of the amendments to the Puerto Rico Internal Revenue Code effective for taxable years beginning after December 31, 2012. In addition, during 2013 the Corporation recorded an income tax benefit due to the loss generated on the Puerto Rico operations by the sales of non-performing assets net of the gain realized on the sale of a portion of EVERTEC’s shares which was taxable at a preferential tax rate according to Act Number 73 of May 28, 2008 known as “Economic Incentives Act for the Development of Puerto Rico”

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

(In thousands)	December 31, 2015	December 31, 2014
Deferred tax assets:
Tax credits available for carryforward	$13,651	$12,056
Net operating loss and other carryforward available	1,262,197	1,261,413
Postretirement and pension benefits	116,036	110,794
Deferred loan origination fees	6,420	7,720
Allowance for loan losses	670,592	710,666
Deferred gains	5,966	7,500
Accelerated depreciation	8,335	7,915
Intercompany deferred gains	2,743	2,988
Difference in outside basis from pass-through entities	12,684	16,094
Other temporary differences	29,208	30,667
Total gross deferred tax assets	2,127,832	2,167,813
Deferred tax liabilities:
FDIC-assisted transaction	90,778	81,335
Indefinite-lived intangibles	63,573	53,797
Unrealized net gain on trading and available-for-sale securities	22,281	20,817
Other temporary differences	6,670	20,223
Total gross deferred tax liabilities	183,302	176,172
Valuation allowance	642,727	1,212,748
Net deferred tax asset	$1,301,803	$778,893

The net deferred tax asset shown in the table above at December 31, 2015 is reflected in the consolidated statements of financial condition as $1.3 billion in net deferred tax assets (in the “other assets” caption) (2014 - $ 813 million in deferred tax asset in the “other assets” caption) and $649 thousand in deferred tax liabilities (in the “other liabilities” caption) (2014 - $34 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $47.2 million related to contributions to Banco Popular de Puerto Rico qualified pension plan and $44.2 million of other net operating loss carryforwards (“NOLs”) primarily related to the loss on sale of non-performing assets that have no expiration date since they were realize through a single member limited liability company with partnership election. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2015 expires as follows:

(In thousands)
2018	$1,369
2019	259
2021	76
2022	2,853
2023	1,248
2024	9,547
2025	14,021
2027	63,163
2028	504,976
2029	174,338
2030	171,897
2031	133,908
2032	25,043
2033	1,757
2034	66,268
$1,170,723

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.

During the year ended December 31, 2015, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that a portion of the total deferred tax asset from the U.S. operations, amounting to $1.2 billion and comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings for the remaining carryforward period of eighteen years beginning with the 2016 fiscal year, available to utilize the deferred tax asset, to reduce its income tax obligations. The recent historical level of book income adjusted by permanent differences, together with the estimated earnings after the reorganization of the U.S. operations and additional estimated earnings from the Doral Bank Transaction were objective positive evidence considered by the Corporation. As of December 31, 2015 the U.S. operations are not in a three year loss cumulative position, taking into account taxable income exclusive of reversing temporary differences. All of these factor led management to conclude that it is more likely than not that a portion of the deferred tax asset from its U.S. operations will be realized. Accordingly, the Corporation recorded a partial reversal of the valuation allowance on the deferred tax asset from the U.S. operations amounting to $589.0 million. Management will continue to evaluate the realization of the deferred tax asset each quarter and adjust as any changes arises.

At December 31, 2015, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $752 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2015. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

After the payment of TARP, the interest expense that is paid on the newly issued $450 million subordinated notes which partially funded the repayment of TARP funds in 2014, bearing interest at 7%, is tax deductible contrary to the interest expense payable on the note issued to the U.S. Treasury under TARP. Based on this new fact pattern the Holding Company is expecting to have losses for income tax purposes exclusive of reversing temporary differences. Since as required by ASC 740 the historical information should be supplemented by all currently available information about future years, the expected losses in future years is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has established a full valuation allowance on the deferred tax asset of $30 million as of December 2015.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2014	$9.8
Additions for tax positions related to 2014	1.1
Reduction as a result of lapse of statute of limitations	(2.5)
Reduction for tax positions of prior years	(0.4)
Balance at December 31, 2014	$8.0
Additions for tax positions related to 2015	1.5
Reduction as a result of settlements	(0.5)
Balance at December 31, 2015	$9.0

At December 31, 2015, the total amount of interest recognized in the statement of financial condition approximated $3.2 million (2014 - $3.1 million). The total interest expense recognized during 2015 was $57 thousand (2014 - $540 thousand). Management determined that, as of December 31, 2015 and 2014, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation’s effective tax rate, was approximately $11.2 million at December 31, 2015 (2014 - $9.8 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2015, the following years remain subject to examination: U.S. Federal jurisdiction – 2012 through 2015 and Puerto Rico – 2010 through 2015. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $2.8 million.